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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): August 7, 2001



                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)



New Jersey                             1-4987             21-0682685
(STATE OR OTHER JURISDICTION OF        (COMMISSION        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)       FILE NUMBER)       IDENTIFICATION NUMBER)



                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (856) 727-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.

      On August 7, 2001, SL Industries, Inc. (the "Company") issued a press release announcing financial results for its second quarter ended June 30, 2001, and reporting the status of efforts to sell all or portions of the Company.

      The Company also announced during a conference call held on the same day subsequent to the release of its earnings results that, as part of its previously announced process to seek potential acquirers for all or parts of its business, it expected to evaluate any formal acquisition offers, including offers for the separate purchase of the Company's power electronics group or power motion group, by the end of September 2001.

      A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   The following is filed as an Exhibit to this Report:

Exhibit Number    Description
--------------    -----------
99                Press Release dated August 7, 2001.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Mount Laurel, State of New Jersey, on the 9th day of August, 2001.


                              SL INDUSTRIES, INC.


                              By: /s/ David R. Nuzzo
                                  --------------------
                                  David R. Nuzzo
                                  Vice President Finance and Administration
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                                    EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
     99           Press Release dated August 7, 2001.